UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2007

FIRST UNITED ETHANOL, LLC
 (Exact name of registrant as specified in its charter)

Georgia	333-130663	20-2497196
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 Back Nine Road, Pelham, Georgia	31779
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 522-2822

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Results of FUEL’s Special Members’ Meeting

On November 16, 2007 First United Ethanol, LLC (“FUEL”) held a special members’ meeting (“Special Meeting”) to vote on whether to create and organize a wholly owned subsidiary called Southwest Georgia Ethanol, LLC for the special purpose of holding the property and assets of FUEL as a requirement of the anticipated refinancing of FUEL’s long term debt with West LB AG, New York Branch (“West LB”). To meet the terms of the anticipated refinancing, FUEL expects to transfer all of its property and assets to Southwest Georgia Ethanol, LLC in exchange for 100% of Southwest Georgia Ethanol, LLC’s ownership/membership interests (the “Reorganization”). FUEL’s wholly owned subsidiary, Southwest Georgia Ethanol, LLC, is then expected to grant a security interest in all of its assets along with a mortgage in all of its real property to West LB. At the Special Meeting, 64,695 of the outstanding 76,610 membership units were represented in person or by proxy. As such, a quorum was present and the proposed Reorganization was approved by a majority of the outstanding membership voting interests of FUEL as required by FUEL’s Second Amended and Restated Operating Agreement. The Reorganization and refinancing have not yet been finalized and FUEL may not be able to close on the anticipated refinancing for a variety of reasons, some of which are beyond FUEL’s control. While FUEL expects to close on its refinancing with West LB, there is no assurance or guarantee that FUEL will be able to successfully close on the anticipated refinancing.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995:

The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the volatility of commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in FUEL’s filings with the Securities and Exchange Commission. Many of these factors are beyond FUEL’s ability to control or predict. FUEL disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED ETHANOL, LLC

November 20, 2007
Date

/s/ Murray Campbell
Murray Campbell, Chairman of the Board

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